SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2004


                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             CALIFORNIA                      0-10652              94-2751350
  (State or other jurisdiction of         (File Number)        (I.R.S. Employer
incorporation) identification number)




                    300 Park Marina Circle, Redding, CA 96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5:  Other Events

         On July 28, 2004, the registrant issued a Press Release, "North Valley Bancorp to present at Keefe, Bruyette & Woods Community Bank Investor Conference". Attached hereto as Exhibit 99.59 and incorporated herein by this reference are slides from the presentation given by Michael J. Cushman, President & CEO and Edward J. Czajka, Executive Vice President & CFO.


Item 7:  Financial Statements and Exhibits

         (c)      Exhibits
                  --------

     (99.59)      Power Point Presentation
                  ------------------------


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NORTH VALLEY BANCORP


                                               By: /s/ SHARON BENSON
                                                   ----------------------------
                                                   Sharon Benson
Dated:  July 29, 2004                              Senior Vice President and
                                                     Controller